UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant To Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	November 2, 2006

CNB CORPORATION
(Exact name of registrant as specified in its charter)

South Carolina	000-24523	57-0792402
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 320, Conway, South Carolina	29528
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(843) 248-5721

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 - FINANCIAL INFORMATION

ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 31, 2006 CNB Corporation mailed to shareholders its quarterly shareholder financial report which discloses the results of operations of the Company for the nine months ended September 30, 2006 and September 30, 2005 and the financial condition of the Company as of September 30, 2006 and September 30, 2005.

The financial report is attached hereto as Exhibit 99.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(C)  Exhibits

       99   September 30, 2006 Financial Report mailed to shareholders October 31, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 2, 2006                                                                CNB Corporation

                                                                                              /s/L. Ford Sanders, II
                                                                                              L. Ford Sanders, II
                                                                                              Interim Executive Vice President,
                                                                                              Treasurer and Chief Financial Officer